Exhibit 10

Information identifying certain issuers has been excluded from this exhibit because it is both not material and is the type that the Reporting Persons treat as private or confidential.

Accession agreement

between

dievini Hopp BioTech holding GmbH & Co. KG,
Johann-Jakob-Astor-Str. 57, 69190 Walldorf, Germany

- hereinafter referred to as “dievini” -

and

DH-LT-Investments GmbH,
Opelstrasse 28, 68789 St. Leon-Rot

- hereinafter referred to as “DH-LT” -

and

MH-LT-Investments GmbH,
Bürgermeister-Willinger-Strasse 3, 69190 Walldorf

- hereinafter referred to as “MH-LT” -.

and

Bohlini invest GmbH,
Bürgermeister-Willinger-Strasse 3, 69190 Walldorf

- hereinafter referred to as “Bohlini” -.

and

4H invest GmbH,
Bürgermeister-Willinger-Strasse 3, 69190 Walldorf

- hereinafter referred to as “4H” -.

dievini, DH-LT, MH-LT, Bohlini and 4H hereinafter jointly referred to as the
“Parties” or each individually referred to as a “Party”.

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Preamble

(A)	dievini Hopp BioTech holding GmbH & Co. KG, registered in the commercial register of the Local Court of Mannheim under HRA 700792 (“dievini”), DH-LT-Investments GmbH, registered in the Commercial Register of the Local Court of Mannheim under HRB 732866 (“DH-LT”), and MH-LT-Investments GmbH, registered in the Commercial Register of the Local Court of Mannheim under HRB 723293 (“MH-LT”) are shareholders of

-	[…],

-	[…] and

-	CureVac N.V. with its registered office in Amsterdam (NL), registered with the Dutch Chamber of Commerce (Kamer van Koophandel) under KvK No. 77798031, business address Friedrich-Miescher-Strasse 15, 72076 Tübingen, Germany (hereinafter “CureVac”), listed on the NASDAQ Global Market (New York, USA).

(B)	Bohlini, registered in the Commercial Register of the Local Court of Mannheim under HRB 739644, and 4H registered in the Commercial Register of the Local Court of Mannheim under HRB 739802, intend to also hold shares in […], […] and CureVac (hereinafter collectively the “Companies” and individually the “Company”) in the near future.

(C)	The share capital of […] amounts to EUR […] and is divided into […] bearer shares with a nominal value of EUR […] per share. In order to secure their sustained influence over […], dievini and DH-LT entered into an agreement on September 23, 2021 to align their interests with respect to […] and to ensure a uniform exercise of their rights (“Pool Agreement […]”). MH-LT joined the Pool Agreement […] on February 10, 2022. The pool members form a pool GbR. Specifically, the pool members hold shares in the following total number of shares which are subject to the Pool Agreement […]:

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	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	[…]	[…]
2	DH-LT	[…]	[…]
3	MH-LT	[…]	[…]

In the future, the pool members will hold the following aggregate number of shares which are subject to the […] Pool Agreement:

	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	[…]	[…]
2	DH-LT	[…]	[…]
3	MH-LT	[…]	[…]

In the future, Bohlini and 4H will hold the following aggregate number of shares in […]:

	Shareholder	Depot	Number of shares	Participation in % (rounded)	Total participation in % (rounded)
1	Bohlini	Deposit no. [...] with […]	[…]	[…]	[…]
2	4H	Deposit no. [...] with […]	[…]	[…]	[…]

Therefore, the […] shares to be held by Bohlini in the future (“Bohlini Shares-[…]”) and the […] shares to be held by 4H in the future (“4H Shares-[…]”) shall be subject to this Accession Agreement.

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The shares of the Parties which in the future shall be subject to the Pool Agreement […] shall therefore together amount to approx. […] % of the total share capital of […]. Accordingly, 4H shall be entitled to approx. […] % of the pool capital that is subject to the Pool Agreement […], Bohlini to approx. […], DH-LT to approx. […] %, MH-LT to approx. […] % and dievini to approx. […] %.

(D)	The share capital of […] is divided into […] registered shares with a nominal value of EUR […] each. In order to secure their sustained influence over […], dievini and DH-LT entered into an agreement on September 23, 2021 to align their interests with respect to […] and to ensure the uniform exercise of their rights (“Pool Agreement […]”). MH-LT joined the Pool Agreement […] on February 10, 2022. The pool members form a pool GbR. Specifically, the pool members hold the following aggregate number of shares:

	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	[…]	[…]
2	DH-LT	[…]	[…]
3	MH-LT	[…]	[…]

In the future, the pool members will hold the following aggregate number of shares which are subject to the pool agreement […]:

	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	[…]	[…]
2	DH-LT	[…]	[…]
3	MH-LT	[…]	[…]

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In the future, Bohlini and 4H will hold the following aggregate number of shares in […]:

	Shareholder	Depot	Number of shares	Participation in % (rounded)	Total participation in % (rounded)
1	Bohlini	Deposit no. [...] with […]	[…]	[…]	[…]
2	4H	Deposit no. [...] with […]	[…]	[…]	[…]

Therefore, the […] shares to be held by Bohlini in the future (“Bohlini Shares-[…]”) and the […] shares to be held by 4H in the future (“4H Shares-[…]”) shall be subject to this Accession Agreement.

The shares of the Parties which in the future shall be subject to the Pool Agreement […] shall therefore together amount to approx. […] % of the total share capital of […]. Accordingly, 4H shall be entitled to approx. […] % of the pool capital that is subject to the Pool Agreement […], Bohlini to approx. […], DH-LT to approx. […] %, MH-LT to approx. […] % and dievini to approx. […] %.

(E)	The share capital of CureVac is divided into 186,952,406 registered shares with a nominal value of EUR 0.12 per share. In order to secure their sustained influence over CureVac, dievini and DH-LT have entered into an agreement on September 24, 2021 to align their interests with respect to CureVac and to ensure a uniform exercise of their rights (“Pool Agreement CureVac”). MH-LT joined the Pool Agreement CureVac on February 10, 2022. Specifically, the pool members hold shares in the following aggregate number of shares:

	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	76,766,520	41.06
2	DH-LT	7,368,500	3.94
3	MH-LT	495,504	0.27

In the future, the pool members will hold the following aggregate number of shares which are subject to the pool agreement CureVac:

	Shareholder	Number of shares	Participation in % (rounded)
1	dievini	70,846,532	37.90
2	DH-LT	7,368,500	3.94
3	MH-LT	495,504	0.27

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In the future, Bohlini and 4H will hold the following aggregate number of shares in CureVac:

	Shareholder	Depot	Number of shares	Participation in % (rounded)	Total participation in % (rounded)
1	Bohlini	Deposit with Credit Suisse	2,983,477	1.60	1.60
2	4H	Deposit with Credit Suisse	2,936,511	1.57	1.57

Therefore, the 2,983,477 shares to be held by Bohlini in the future (“Bohlini Shares-CureVac”) and the 2,936,511 shares to be held by 4H in the future (“4H Shares-CureVac”) shall be subject to this Accession Agreement.

The shares of the Parties which in the future shall be subject to the Pool Agreement CureVac shall therefore together amount to approx. 45.27 % of the total share capital of CureVac. Accordingly, 4H shall be entitled to approx. 3.47 % of the pool capital that is subject to the Pool Agreement CureVac, Bohlini to approx. 3.53%, DH-LT to approx. 8.70%, MH-LT to approx. 0,60 % and dievini to approx. 83.72%.

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(F)	As Bohlini and 4H will directly hold less than 25% of the share capital of each of the companies, the shares held by them will in each case form part of the administrative assets within the meaning of Sec. 13b (4) no. 2 ErbStG for inheritance tax purposes. In order to achieve the preferential treatment for inheritance tax purposes and to avoid the qualification of the shares of Bohlini and of 4H as administrative assets pursuant to Sec. 13b (4) no. 2 ErbStG, the Parties shall make the arrangements required by Sec. 13b (1) no. 3 sent. 2 and Sec. 13b (4) no. 2 sent. 2 ErbStG, according to which, in order to secure their joint influence on the companies, they agree and undertake among themselves in accordance with the following provisions to only jointly dispose of their shares or to transfer them exclusively to other partners or shareholders subject to the same obligation and to exercise voting rights uniformly vis-à-vis non-bound partners and shareholders.

(G)	4H wishes to subject the 4H Shares-[…], the 4H Shares-[…] and the 4H Shares-CureVac and Bohlini wishes to subject the Bohlini Shares-[…], the Bohlini Shares-[…] and the Bohlini Shares-CureVac to the provisions of the Pool Agreement […], the Pool Agreement […] and the Pool Agreement CureVac, respectively (hereinafter collectively “Pool Agreements”). The respective accessions to the existing Pool Agreements are also made in order to allow 4H and Bohlini to participate in the inheritance tax benefits of the pooled shares. dievini, DH-LT and MH-LT intend to agree to these accessions to the Pool Agreements.

Having said this, the parties agree as follows:

1	Accession to the pool agreements

1.1	4H shall accede to the Pool Agreement […] with the 4H Shares-[…] or corresponding participations in the universal successor to […] as well as all shares in […] which 4H will directly hold in the future that are not excluded in this Agreement. Bohlini shall accede to the Pool Agreement […] with the Bohlini Shares-[…] or corresponding participations in the universal successor to […] as well as all shares in […] which Bohlini will directly hold in the future that are not excluded in this Agreement.

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1.2	4H shall accede to the Pool Agreement […] with the 4H Shares-[…] or corresponding participations in the universal successor to […] as well as all shares in […] which 4H will directly hold in the future that are not excluded in this Agreement. Bohlini shall accede to the Pool Agreement […] with the Bohlini Shares-[…] or corresponding participations in the universal successor to […] as well as all shares in […] which Bohlini will directly hold in the future that are not excluded in this Agreement.

1.3	4H shall accede to the Pool Agreement CureVac with the 4H Shares- CureVac or corresponding participations in the universal successor to CureVac as well as all shares in CureVac which 4H will directly hold in the future that are not excluded in this Agreement. Bohlini shall accede to the Pool Agreement CureVac with the Bohlini Shares-CureVac or corresponding participations in the universal successor to CureVac as well as all shares in CureVac which Bohlini will directly hold in the future that are not excluded in this Agreement.

1.4	dievini, DH-LT and MH-LT each unanimously and fully approve these accessions.

1.5	Except as otherwise provided in this Accession Agreement, this does not cause any change to the Pool Agreements.

2	Term of the Pool Agreements

2.1	The Parties hereby unanimously agree that the Pool Agreements may each be terminated without cause with ten (10) days’ notice to the end of each month, but for the first time as of August 31, 2022.

2.2	Section 6.2 of the Pool Agreement […], Section 6.2 of the Pool Agreement […] and Section 7.2 of the Pool Agreement CureVac are therefore expressly amended and modified to this effect.

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3	Pool resolution according to the Pool Agreement […]

Waiving all contractual and statutory provisions regarding the convening, announcement and holding of a shareholders’ meeting of the Pool GbR with respect to […] (in particular convocation periods, formal and procedural requirements), all Pool Members pursuant to the Pool Agreement […] hereby resolve the followings:

a	The transfer and assignment to 4H of […] out of the […] shares in […] held by dievini, which are subject to the Pool Agreement […], is approved; in particular, the consent required under clause 2 of the Pool Agreement […] is granted.

b	The transfer and assignment to Bohlini of […] out of the […] shares in […] held by dievini, which are subject to the Pool Agreement […], is approved; in particular, the consent required under clause 2 of the Pool Agreement […] is granted.

No further resolutions are passed.

4	Pool resolution according to the pool agreement […]

Waiving all contractual and statutory provisions regarding the convening, announcement and holding of a shareholders’ meeting of the Pool GbR with respect to […] (in particular convocation periods, formal and procedural requirements), all Pool Members pursuant to the Pool Agreement […] hereby resolve the followings:

a	The transfer and assignment to 4H of […] out of the […] shares in […] held by dievini, which are subject to the Pool Agreement […], is approved; in particular, the consent required under clause 2 of the Pool Agreement […] is granted.

b	The transfer and assignment to Bohlini of […] out of the […] shares in […] held by dievini, which are subject to the Pool Agreement […], is approved; in particular, the consent required under clause 2 of the Pool Agreement […] is granted.

No further resolutions are passed.

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5	Pool resolution according to the Pool Agreement CureVac

Waiving all contractual and statutory provisions regarding the convening, announcement and holding of a shareholders’ meeting of the Pool GbR with respect to CureVac (in particular convocation periods, formal and procedural requirements), all Pool Members pursuant to the Pool Agreement CureVac hereby resolve the followings:

a	The transfer and assignment to 4H of 2,936.511 out of the shares in CureVac held by dievini, which are subject to the Pool Agreement CureVac, is approved; in particular, the consent required under clause 2 of the Pool Agreement CureVac is granted.

b	The transfer and assignment to Bohlini of 2,983,477 out of the shares in CureVac held by dievini, which are subject to the Pool Agreement CureVac, is approved; in particular, the consent required under clause 2 of the Pool Agreement CureVac is granted.

No further resolutions are passed.

Wiesloch____, the March 13, 2022 at 04:40 pm

dievini

By:	/s/ Christof Hettich
Name:	Professor Dr Christof Hettich

By:	/s/ Friedrich von Bohlen und Halbach
Name:	Professor Dr Friedrich von Bohlen und Halbach

Wiesloch____, the March 13, 2022 at 04:00 pm

DH-LT

By:	/s/ i. V. Michael Hoffmann
Name:	Dr Michael Hoffmann

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Wiesloch____, the March 13, 2022 at 02:30 pm

MH-LT

By:	/s/ Mathias Hothum
Name:	Dr Mathias Hothum

Wiesloch____, the March 13, 2022 at 04:40 pm

4H

By:	/s/ Christof Hettich
Name:	Professor Dr Christof Hettich

Wiesloch____, the March 13, 2022 at 04:00 pm_

Bohlini

By:	/s/ Friedrich von Bohlen und Halbach
Name:	Professor Dr Friedrich von Bohlen und Halbach

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